SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K


                                                  Current Report
                                          Pursuant to Section 13 or 15(d)
                                     of the Securities Exchange Act of 1934.




Date of Report (Date of earliest event reported)June 15,1999

     BARPOINT.COM, INC., FORMERLY KNOWN AS "THE HARMAT ORGANIZATION, INC."
          (Exact name of registrant as specified in its charter)


________________________Delaware______________________________
    (State or Other Jurisdiction of Incorporation)

    333-3501                            11-2780723
(Commission File Number)        (I.R.S. Employer Identification No.)


 12864 Biscayne Blvd., #262, North Miami, Florida      33181
(Address of principal executive offices)             (Zip Code)

                       (305) 981-9694
     (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS

         On June 15, 1999 the Company changed its name to BarPoint.com, Inc. from The Harmat Organization, Inc. The name change was approved by the holders of more than 51% of the outstanding stock of the Company in accordance with the provisions of the Delaware Corporation Law.

         In addition, the Company changed its trading symbol from HMAT to BPNT.

         The Company has moved its operations to Florida. Its new address and phone number is: 12864 Biscayne Blvd. #262, North
Miami, Florida 33181, (305) 981-9694.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

                  1.       Certificate  of  Amendment  to  the   Certificate  of
                           Incorporation of the Company changing the name of the corporation.





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                                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BARPOINT.COM, INC.
                                                (Registrant)



By: Leigh M. Rothschild, Chairman


DATED: June 22, 1999

                                          CERTIFICATE OF AMENDMENT
                                                     OF
                                      THE CERTIFICATE OF INCORPORATION
                                                     OF
                                        THE HARMAT ORGANIZATION, INC.

         The Harmat Organization, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST:            The name of the corporation is The Harmat
Organization, Inc.

         SECOND:           The certificate of incorporation of the
Corporation was filed by the Department of State on December
19, 1995 under its present name.

         THIRD:            Article 1 of the certificate of incorporation is
hereby amended to effect a change in the name of the Corporation.

         FOURTH:           To accomplish the foregoing amendment, Article
1 of the certificate of incorporation relating to the name of the Corporation is hereby amended to read as follows:

         "The name of the corporation is BarPoint.com, Inc."

         FIFTH:            The amendment effected herein was adopted by the
majority of shareholders of the Corporation entitled to vote pursuant to Section 228 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned, subscribe to this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained herein made are true and correct.

Date:             June 15, 1999


                                               By:  LEIGH ROTHSCHILD

                                               By:  JEFFREY W. SASS